Exhibit 10.9


                      STOCK AND WARRANT PURCHASE AGREEMENT

         STOCK AND WARRANT PURCHASE AGREEMENT, dated as of April 29, 1988, between COMMERCE BANK/HARRISBURG, a Pennsylvania banking corporation (the
"Bank"), and COMMERCE BANCORP, INC., a New Jersey business corporation (the "Acquiror") which is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

                                   BACKGROUND

         The Bank proposes to issue and sell to the Acquiror and the Acquiror proposes to purchase from the Bank 40,000 shares of a new class of Bank cumulative preferred stock, par value $10.00 per share, the rights and relative preference of which are set forth on Exhibit "A" attached hereto and made a part hereof (the "Preferred Stock") and warrants (the "Warrants") to purchase in the aggregate 40,000 shares of the Bank's common stock, par value $6.25 per share (the "Common Stock") pursuant to an agreement, a copy of which is attached hereto as Exhibit "B" and made a part hereof (the "Warrant Agreement"), all upon the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, In consideration of the mutual covenants and agreements set forth herein and intending to be legally bound hereby, the parties hereto agree as follows:

         1.       Sale and Purchase of Preferred Stock and Warrants.

                  On the Closing Date (as hereinafter defined) and subject to the conditions precedent set forth herein, the Bank shall sell, transfer, assign and convey to Acquiror, and Acquiror shall purchase and acquire from the Bank the Preferred Stock and Warrants.


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         2.       Consideration for Preferred Stock and Warrants.

                  The total consideration for the Preferred Stock and Warrants shall be $1,000,000 which shall be payable on the Closing Date by certified or bank check or by other checks or funds acceptable to the Bank.

         3.       Representations, Warranties and Covenants of the Acquiror.

                  The Acquiror hereby represents, warrants and covenants to the Bank, on the date hereof, as follows:

                  (a) The Acquiror is a corporation duly organized, validly existing and in good standing under the laws of New Jersey. The Acquiror is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

                  (b) Subject to the receipt of all necessary regulatory approvals and consents, and the expiration of all applicable waiting periods ("Regulatory Approvals") (i) the Acquiror has full legal right, power and authority to enter into and perform this Agreement, (ii) the execution and delivery of this Agreement by the Acquiror and the consummation by the Acquiror of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of the Acquiror and (iii) this Agreement constitutes a legally valid and binding agreement of the Acquiror, enforceable in accordance with its terms, except as such enforceability may be limited by equitable principles or by the application of bankruptcy, insolvency, or other laws affecting creditor's rights generally.

                  (c) The Acquiror shall promptly make all regulatory filings necessary to complete the Closing and all other transactions contemplated by this Agreement and will use its best efforts to receive all Regulatory Approvals.

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         4.  Representations,  Warranties  and  Covenants of the Bank.  The Bank
hereby represents, warrants and covenants to the Acquiror, on the date hereof as follows:

                  (a) The Bank is a banking corporation (without trust powers) duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. The Bank has no subsidiaries.

                  (b) The Bank is in material compliance with, and conducts its business in substantial conformity with, all applicable laws and governmental regulations governing banks. The Bank is not in violation of its articles of incorporation or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Bank.

                  (c) Subject to the receipt of all necessary Regulatory Approvals, the issue and sale of the Preferred Stock and Warrants, the compliance by the Bank with all of the terms and provisions of the resolutions adopted by the Board of Directors of the Bank establishing the Preferred Stock and determining the relative rights and preferences thereof, and establishing the Warrants (collectively the "Resolution"), the execution, delivery and performance of this Agreement and the Warrant Agreement by the Bank and the consummation of the transactions contemplated in this Agreement and the Warrant Agreement will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Bank pursuant to the terms of, or constitute a breach or violation of any of the terms or provisions of or a material default under, any statute, agreement, indenture or instrument by which the Bank is bound or result in a violation of the articles of incorporation or by-laws of the Bank or any rule or regulation of any court, regulatory authority or governmental agency having jurisdiction over


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the Bank or its properties; and except for the Regulatory Approvals, no consent,
authorization  or  order  of,  or  filing  or  registration   with,  any  court,
governmental agency or regulatory authority is required for the execution, delivery and performance of this Agreement and the Warrant Agreement.

                  (d) The Bank has not sustained since December 31, 1986 any material loss or interference with its business, whether or not covered by insurance otherwise than as disclosed in writing to Acquiror, and since the respective dates such information was given to the Acquiror, there has not been, and prior to the Closing Date there will not be any adverse material changes in (other than general economic conditions affecting banks generally) or any adverse development that materially affects, and the Bank is aware of no prospective change in or development that might have a material adverse effect on the business, general affairs, properties, management, financial condition or results of operations of the Bank.

                  (e) The Resolution has been duly adopted by the Bank and shall be duly filed forthwith with the Department of Banking of the Commonwealth of
Pennsylvania along with a Certificate of Amendment to its Articles of Incorporation, in accordance with the Pennsylvania Banking Code of 1965 and upon its filing and acceptance shall constitute a valid and legal amendment to the Articles of Incorporation of the Bank.

                  (f) The preferred Stock being sold by the Bank, when issued, delivered and paid for by the Acquiror on the Closing Date, will be validly authorized and issued, fully paid and nonassessable, no personal liability will attach to the ownership thereof, and the Acquiror will receive good title to the Preferred Stock free and clear of any lien, claim, encumbrance, preemptive rights or any other claim of any third party.


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                  (g) When issued and delivered in accordance  with the terms of
this   Agreement,   the  preferred  Stock  and  Warrants  will  conform  to  the descriptions thereof contained in Exhibits "A" and "B", respectively.

                  (h) The Warrants being sold by the Bank, when issued, delivered and paid for by the Acquiror on the Closing Date, will be validly issued and constitute valid and legally binding obligations of the Bank and will be entitled to the benefits and exercisable in accordance with the terms of the Warrant Agreement, and the Acquiror will receive good title to such Warrants free and clear of any lien, claim, encumbrance or any other claim of any third party. The shares of Common Stock issuable upon exercise of the Warrants have been duly authorized by the Bank, duly reserved for issuance upon the exercise of the Warrants and, when issued upon such exercise in accordance with the terms of the Warrant Agreement, will be validly issued and outstanding, fully paid and nonassessable, no personal liability will attach to the ownership thereof and will be free and clear of any liens, claims, encumbrances, preemptive rights or any other claim of any third party.

                  (i) Subject to the acceptance of Regulatory Approvals, the Bank has full legal right, power and authority to enter into and perform this Agreement and the Warrant Agreement, and the execution and delivery of this Agreement and the Warrant Agreement by the Bank and the consummation by the Bank of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate actions on behalf of the Bank. This Agreement has been duly authorized, executed and delivered by the Bank and constitutes a legally valid and binding agreement of the Bank, enforceable in accordance with its terms, except as such enforceability may be limited by equitable principles or by the application of bankruptcy, insolvency, or other laws affecting creditor's rights generally. The Warrant Agreement has been


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duly  authorized  by the Bank and,  when  executed and  delivered by the Bank in accordance with the terms of this Agreement, will be the legal, valid and binding obligation of the Bank enforceable in accordance with its terms, except as such enforceability may be limited by equitable principles or by the application of bankruptcy, insolvency or other laws affecting creditors' rights generally.

                  (j) As of the date hereof, the Bank's authorized capital stock consists of: (i) 500,000 shares of common stock, par value $6.25 per share, 288,271 shares of which have been duly and validly authorized and issued, are fully paid and nonassessable; and (ii) 200,000 shares of preferred stock, par value $10.00 per share, none of which have been issued. There are no outstanding options, warrants, rights or other arrangements requiring the Bank at any time to issue any capital stock except as set forth on Exhibit "C" attached hereto and made a part hereof.

                  (k) The Preferred Stock, Warrants and shares of Common Stock issuable upon exercise of the Warrants are exempt from the registration provisions of Section 5 of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 3(a)(2) thereof; and registration of the Preferred Stock, Warrants and shares of Common Stock issuable upon exercise of the Warrants will not be required under the Act in connection with the offer, sale, issuance or delivery of the Preferred Stock, Warrants and shares of Common Stock issuable upon exercise of the Warrants.

         5.       Closing.

                  (a) The Closing shall take place after all Regulatory Approvals have been obtained, at such time and place as is mutually agreed upon among the Bank and the Acquiror (the "Closing Date"); provided, however, that such Closing will occur no later than 10 days after such Regulatory Approvals.


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                  (b)  At the  Closing,  the  Bank  shall  deliver  certificates representing the preferred Stock and the Warrants and the Acquiror shall deliver the aggregate purchase price.

         6.       Conditions Precedent to the Acquiror's Obligations.

                  The obligations of the Acquiror hereunder to close under this Agreement are subject to the following conditions precedent (all or any of which may be waived by the Acquiror in its sole discretion):

                  (a) Each of the representations and warranties herein made by the Bank shall be true in all material respects on the Closing Date as if made on, as of, and with respect to the Closing Date, and the agreements to be performed by the Bank on or before the Closing Date shall have been so performed in all material respects. On the Closing Date, the Bank will furnish a certificate to the Acquiror, dated as of the Closing Date, of its President and Secretary to the effect set forth in this Section 6(a) hereof.

                  (b) On or before the Closing Date, the Acquiror and the Bank shall have received all required Regulatory Approvals (including, without limitation, the Pennsylvania Department of Banking and the Federal Reserve Board) and any applicable waiting periods shall have expired.

                  (c) On or before the Closing Date, the Bank shall have taken all corporate action necessary to approve this Agreement and the Warrant Agreement and the transactions contemplated hereby and thereby and shall have delivered to the Bank certified copies of the minutes of the meetings of the Board of Directors of the Bank approving this Agreement, the Warrant Agreement, and the transactions contemplated hereby and thereby.

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


                  (d) The audited financial statements of the Bank at, and for the year ended, December 31, 1987 shall have been delivered to the Acquiror and they shall be reasonably acceptable to the Acquiror.

         7.       Conditions Precedent to the Bank's Obligations.

                  The obligation of the Bank hereunder to close under this Agreement is subject to the following conditions precedent (all or any of which may be waived by the Bank in its sole discretion):

                  (a) Each of the representations and warranties herein made by the Acquiror shall be true in all material respects on the Closing Date as if made on, as of, and with respect to the Closing Date, and the agreements to be performed by the Acquiror on or before the Closing Date shall have been so performed in all material respects. On the Closing Date, the Acquiror shall furnish a certificate to the Bank dated the Closing Date, of its Chairman of the Board and President and its Secretary, to the effect set forth in this Section 7(a) hereof.

                  (b) On or before the Closing Date, the Acquiror and the Bank shall have received all Regulatory Approvals (including, without limitation, the Pennsylvania Department of Banking and the Federal Reserve Board) and any applicable waiting periods shall have expired.

                  (c) On or before the Closing Date, the Acquiror shall have taken all corporate actions necessary to approve this Agreement, and the transactions contemplated hereby, and shall have delivered to the Bank certified copies of the minutes of the meetings of the Board of Directors of the Acquiror approving this Agreement and the transactions contemplated hereby.


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         8.       Prior to Closing.

                  (a) The Bank agrees that the Acquiror may, prior to Closing, through its own representatives, make such investigation of the assets, liabilities and business of the Bank as it deems necessary or advisable solely for purposes of facilitating the transactions contemplated by this Agreement. From and after the date hereof, the Bank, subject to applicable law, will provide to the officers and authorized representatives of the Acquiror its books and records at such times as the Bank shall reasonably request in order that such party may have the full opportunity to make such investigation of the business and affairs of the Bank as the Acquiror shall desire, provided that such investigation shall not unduly interfere with the normal conduct by the Bank of its business. The Bank shall furnish to the Acquiror such information about its business and affairs as the Acquiror may reasonably request in order to consummate the transactions contemplated by this Agreement. All non-public materials and information furnished by the Bank hereto shall be held strictly confidential and may not be used by the Acquiror for its own benefit whatsoever and will be returned to the Bank if the closing contemplated by this Agreement does not occur. The obligations of the parties pursuant to the preceding sentence shall survive any termination of this Agreement for any reason whatsoever.

                  (b) The Bank will cooperate with the Acquiror in promptly obtaining all Government Approvals necessary for the consummation of the transactions contemplated by this Agreement and the Warrant Agreement. Each party shall cooperate with the other party and shall promptly furnish and make available to the other party any and all information, data and facts which may be required to obtain all Governmental Approvals.


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         9.       Right of First Refusal.

                  (a) The Acquiror shall not sell, or permit the sale of the Preferred Stock and Warrant without (i) first notifying the Bank of its intention to sell and of all the terms and conditions of its proposed sale (including a copy of any proposed agreement of sale) and of the name and address of the proposed buyer or buyers who shall have made such offer in good faith ("Acquiror's Notice"), and (ii) affording the Bank (or its holding company, if any) or its good faith designees (herein called collectively the "Group"), the opportunity (the "right of first refusal") to purchase all, but not less than all, of the shares of Preferred Stock and Warrants intended to be sold on the same terms and conditions. Such right of first refusal shall be exercised by sending to the Acquiror, within twenty business days after receipt of the Acquiror's Notice, a legally binding obligation of any member of the Group to purchase such shares described in the Acquiror's Notice on the same terms and conditions as are described in the Acquiror's Notice. Provided all members of the Group shall have proceeded diligently and in good faith to obtain all necessary Regulatory Approvals and such Regulatory Approvals shall have been obtained, settlement shall be held on or prior to one-hundred twenty business days after the exercise of the right of first refusal. The Acquiror will in good faith cooperate with all members of the Group in obtaining all necessary Regulatory Approvals. The consideration paid by the purchasing member of the Group shall be in cash, if the consideration to be paid to the Acquiror in the proposed sale was in cash, or, if the proposed sale consideration included debt or equity securities, the consideration paid by the purchasing member of the Group shall include debt or equity securities of comparable quality to that offered to the Acquiror in the proposed sale.

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                  (b) In the event of the  failure of any member of the Group to send such legally binding obligation within said twenty business day period, or to settle within said one-hundred twenty business day period due to the failure of any member of the Group to obtain all necessary Regulatory Approvals or otherwise, the Acquiror shall have the right (without prejudice to its other rights and remedies against the purchasing member of the Group arising from the breach) to sell such securities in accordance with the terms and conditions and to the proposed buyer or buyers described in the Acquiror's Notice, provided such sale is consummated within a period of twelve months after the date of the Acquiror's Notice to the Bank. The buyer or buyers of such securities from the Acquiror, who acquire such securities in accordance with the provisions of this
Section 4, shall be free from any restriction or covenants whatsoever set forth in this Agreement. Unless the Bank in good faith determines consistent with its fiduciary duties that it must oppose such proposed sale, the Bank shall not oppose the acquisition by the buyer or buyers before any- regulatory agencies and will cooperate with the buyer or buyers in obtaining all Regulatory Approvals. If such shares sold by the Acquiror do not represent the Acquiror's entire beneficial ownership of shares of Preferred Stock and Warrants, the covenants contained in this Agreement shall continue to be in full force and effect with respect to the remaining shares of Preferred Stock and Warrants beneficially owned by the Bank.

                  (c) The Acquiror shall have the right to transfer (by sale, dividend or other means of disposition) the shares of Preferred Stock and Warrants which it owns to subsidiaries, provided that prior to any such transfer the transferee agrees to be legally bound by the provisions of this Agreement. The Acquiror may pledge the shares of Preferred Stock and Warrants, provided that any foreclosure sale by the pledgee shall comply with this Agreement.


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                  (d) The  Acquiror  shall not be permitted to sell or otherwise transfer the shares of Preferred  Stock and Warrants  except as provided in this
Section 9 hereof. Each certificate which represents Preferred Stock and/or Warrants shall bear a legend to reflect the restrictions set forth in this
Section 9 hereof.

         10. Specific Enforcement. The parties hereto acknowledge that each would be irreparably damaged in the event that any of the provisions of this Agreement are not performed by the other in accordance with their specific terms or are otherwise breached. Accordingly, each party shall be entitled to an injunction ox injunctions to prevent breaches of this Agreement by the other and to specifically enforce this Agreement and the terms and provisions thereof against the other in any action instituted in the United States District Court for the Eastern District of Pennsylvania or the Pennsylvania Court of Common Pleas, Philadelphia in addition to any other remedy to which such aggrieved party may be entitled at law or in equity. The Bank and the Acquiror each consents to personal jurisdiction in any such action brought in the United States District Court for the Eastern District of Pennsylvania and the Pennsylvania Court of Common Pleas, Philadelphia and to service of process upon it in the manner set forth in Section 14 hereof.

         11. Interpretation and Survival of Representations, Warranties and Covenants.

                  (a)  Notwithstanding  any  right  of  either  party  to  fully investigate the affairs of the other and notwithstanding any knowledge of facts determined or determinable by either party pursuant to such investigation or right of investigation, each party has the right to rely fully on the representations, warranties and covenants of the other contained in this Agreement or in any document delivered to either party by the other party or any of its representatives in connection with the transactions contemplated by this Agreement. Each warranty, representation and covenant contained in this Agreement is independent of all other warranties, representations, and

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

covenants
contained herein (whether or not covering identical or related subject matter) and must be independently and separately complied with and satisfied.

                  (b) The respective representations, warranties and covenants of the parties in this Agreement shall survive the Closing Date.

         12.      Termination.

                  This Agreement may be terminated at any time prior to the Closing Date for the reasons and by the methods set forth below:

                  (a) By mutual written consents of the parties authorized by their respective Boards of Directors;

                  (b) By written notice from one party to the other party, if the Closing Date shall not have occurred by June 30, 1988.

         13.      Registration Rights.

                  (a) Demand Registration Rights. The parties hereto acknowledge that the Bank shall have no obligation to comply with the provisions of this
Section 13(a) if, in the written opinion of counsel to the Bank reasonably acceptable to the Acquiror or a subsequent holder thereof from whom such written request has been received, preparation of an offering circular or registration under the Act is not required for the transfer of the Preferred Stock, Warrants and/or shares of Common Stock issuable upon the exercise of the Warrants in the manner proposed by the Acquiror or that a post-effective amendment to an existing registration statement would be legally sufficient for such transfer (in which latter event the Bank shall promptly file such post-effective amendment and use its best efforts to cause such amendment to become effective under the Act).

                  Provided that the foregoing shall not be the case, the Bank covenants and agrees with the Acquiror and any subsequent holders of the Preferred Stock, Warrants and/or shares of

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Common Stock  issuable  upon the exercise of the Warrants that within sixty days after receipt of a written request from the Acquiror or from holders of more than 50% in interest of the aggregate number of shares of Preferred Stock, Warrants and/or shares of Common Stock issuable upon the exercise of the Warrant that the Acquiror or such holders of the Preferred Stock, Warrants and/or shares of Common Stock issuable upon the exercise of the Warrant desire and intend to transfer more than 50% in interest of the aggregate number of shares of Preferred Stock, Warrants and/or shares of Common Stock issuable upon the exercise of the Warrants under such circumstances that a public offering, within the meaning of the Act, will be involved, the Bank shall prepare and deliver to the Pennsylvania Department of Banking (the "Department") an offering circular or file a registration statement with the Securities and Exchange Commission (the "SEC") or other appropriate authority, whichever shall be appropriate, (and use its best efforts to cause such offering circular to be declared acceptable by the Department or such registration statement to become effective under the Act, as the case may be) with respect to the offering and sale or other disposition of the Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants.

                  The Bank may defer the delivery of an offering circular or the filing of a registration statement for up to sixty days after the request for offering or registration is made if the Board of Directors determines in good faith that such offering circular or registration or post-effective amendment, as the case may be, would adversely affect or otherwise interfere with a proposed or pending transaction by the Bank, including without limitation a material financing or a corporate reorganization, or during any period of time in which the Bank is in possession of material inside information concerning the Bank or its securities, which information the Bank determines in good faith is not ripe for disclosure.


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                  The Bank shall not be  required  to comply  with more than one request for preparation of an offering circular or registration statement, as the case may be, pursuant to this Section 13(a); provided, however, that the Bank covenants and agrees with the Acquiror and any subsequent holders of the Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants that in the event not all of the shares of Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants are included in an offering circular or registration statement, whichever shall be appropriate, the Bank shall cooperate with the Acquiror and said holders in the preparation of an offering circular or registration statement, whichever shall be appropriate, and the Acquiror and said holders shall bear all
out-of-pocket   expenses  incurred  in  connection   therewith   (including  all
reasonable legal and accounting expenses incurred by the Bank with respect to such additional registration rights).

         (b) Piggy-back Registration Rights. The Bank covenants and agrees with the Acquiror and any subsequent holders of the Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants that in the event the Bank proposes to prepare and deliver an offering circular or file a registration statement under the Act, as the case may be, with respect to any class of security, including any securities to be sold by its stockholders, (other than in connection with an exchange offer or a registration statement on Form S-8 or other unsuitable registration statement form) which becomes or which the Bank believes will become effective at any time, then the Bank shall in each case give written notice of such proposed delivery or filing, as the case may be, to the Acquiror or the holders of the Preferred Stock, Warrants and shares of Common Stock issuable upon exercise of the Warrants at least 30 days before the proposed delivery date or filing date, as the case may be, and such notice shall offer to the Acquiror or the holders the opportunity to include in such offering circular or registration statement, as the case may be, such Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants as they may request, unless, in the opinion of counsel to the Bank reasonably acceptable to the Acquiror or the holders of Preferred Stock, Warrants or shares of Common Stock issuable upon exercise of the Warrants who wishes to have Preferred Stock, Warrants or shares of Common Stock issuable upon exercise of the Warrants included in such registration statement, registration under the Act is not required for the transfer of such Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants in the manner proposed by the Acquiror or such holders. The Bank shall permit, or shall cause the managing underwriter of a proposed offering to permit the Acquiror or the holders of Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants requested to be included in the offering circular or registration statement, as the case may be,
(collectively hereinafter referred to as the "Piggy-back Shares") to include such Piggy-back Shares in the proposed offering on the same terms and conditions as applicable to securities of the Bank, if any, included therein for the account of any person other than the Bank and the holders of Piggy-back Shares. Notwithstanding the foregoing, if any such managing underwriter shall advise the Bank in writing that it believes that the distribution of all or a portion of the Piggy-back Shares requested to be included in the offering circular or registration statement, as the case may be, concurrently with the securities being offered thereby would materially adversely affect the distribution of such securities by the Bank for its own account, then the holders of such Piggy-back Shares shall delay their offering and sale of Piggy-back Shares (or the portion thereof so designated by such managing underwriter) for such period, not to exceed ninety days as the managing underwriter shall request provided that no such delay shall be required as to Piggy-back Shares if any securities of the Bank are included in such offering circular or registration statement, as the case may be, for the account of any person other than the Bank and the holders of Piggy-back Shares. In the event of such delay, the Bank shall deliver or file such supplements, post-effective amendments or separate offering circular or registration statement, and take any such other steps as may be necessary to permit such holders to make their proposed offering and sale for a period of 90 days immediately following the end of such period of delay ("Piggy-back Termination Date"); provided, however, that if at the Piggy-back Termination Date the Piggy-back Shares are covered by an offering circular or a registration statement, as the case may be, which is, or is required to remain, in effect beyond the Piggy-back Termination Date, the Bank shall maintain in effect the offering circular or registration statement, as the case may be, as it relates to the Piggy-back Shares for so long as such offering circular or registration statement remains or is required to remain in effect for any of such other securities.

                  (c) In connection with the offer pursuant to an offering circular or registration of Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants in accordance with Sections 13(a) or 13(b) above, the Bank agrees to:

                     (i) Use its best efforts to register or qualify the Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants for offer or sale under the state securities or Blue Sky laws of such states which the holders of such Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants shall designate until the dates specified in Sections 13(a) and 13(b) above in connection with offering such Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants pursuant to an offering circular or registration under the Act as the case may be.

                     (ii) Pay all expenses in connection with the offering of the Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants under the Act, or otherwise pursuant to an exemption, and compliance with the provisions of clause (i) above, except that underwriting commissions and expenses attributable to the Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants and fees and disbursements of counsel (if any) to the holders requesting that such Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants be registered shall be borne by such holders and except as otherwise provided in
Section 13(a) with respect to the preparation of a second offering circular or registration statement.

                     (iii) In the event of any offering with respect to any Preferred Stock, Warrant and/or shares of Common Stock issuable upon exercise of the Warrants pursuant to Section 13(a) or (b) above, the Bank will indemnify and hold harmless any holder whose Preferred Stock, Warrants and/or shares of Common Stock issuable upon exercise of the Warrants are being so offered and each person, if any, who controls such holder, within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or such controlling person may be subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any such offering circular, preliminary offering circular, or any amendment or supplement thereto, or any such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, as the case may be, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each such holder and each such controlling person for any legal or other expenses reasonably incurred by such holder or such controlling person in connection with the investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Bank will not be liable in such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in said offering circular or registration statement, said preliminary offering circular or preliminary prospectus, or said prospectus, or said prospectus, or any said amendment or supplement thereto, in reliance upon and in conformity with written information furnished by such holder specifically for use in the preparation thereof.

                  The Bank further agrees that if the foregoing provisions may be held to be unenforceable, any such holder or controlling person of such holder may recover contribution from the Bank in an amount which when added to such contribution as the holder or controlling person has theretofore received or concurrently receives from officers and directors of the Bank or controlling persons of the Bank, will reimburse the holder or controlling person of the holder for all of such losses, claims, damages or liabilities and such legal or other expenses; provided, however, that if the full amount of the contribution specified in this subparagraph may not be permitted by law, then the holder or controlling person of the holder shall be entitled to contribution from the Bank and its officers, directors and controlling persons to the full extent permitted by law.

         14.      Miscellaneous.

                  (a) If any term or provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  (b) Whether the transactions contemplated by this Agreement are consummated or not, each party shall pay all of its own expenses incurred in connection with this Agreement except all filing fees incurred in connection with obtaining Regulatory Approvals shall be born solely by the Bank.

                  (c) This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and permitted assigns of the parties hereto. Except as otherwise provided herein, this Agreement shall not be assignable except by operation of law.

                  (d) This Agreement may not be modified, amended, altered or supplemented except by a written agreement signed by the Bank and the Acquiror which shall be authorized by all necessary corporate action of each party. Each party may waive any condition to the obligations of such party hereunder.

                  (e) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given upon receipt) by hand delivery or by mail (registered or certified mail, postage prepaid, return receipt requested) as follows:

         If to the Bank:

                  Commerce Bank/Harrisburg
                  Erford Road and Senate Avenue
                  East Pennsboro Township
                  Camp Hill, PA 17011

                  Attention:  President

         If to the Acquiror:

                  Commerce Bancorp, Inc.
                  1701 Route 70 East
                  Cherry Hill, NJ 08034

         Attention:        President
or to such other address as any party may have furnished to the other in writing in accordance herewith.

                  (f) This Agreement contains the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those expressly set forth herein with respect to the subject matter hereof. This Agreement supersedes any and all prior agreements and understandings between the parties with respect to its subject matter.

                  (g) No failure or delay on the part of either party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power, right or privilege preclude any other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  (h) This Agreement shall be governed by and construed in accordance with the substantive law of the Commonwealth of Pennsylvania without giving effect to the principles of conflict of laws.

                  (i)  This   Agreement   may  be   executed   in  one  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  (j) Anything in this Agreement and/or the Warrant Agreement to the contrary notwithstanding, and subject to the receipt of all necessary Regulatory Approvals, the Acquiror hereby consents to the formation by the Bank of a one-bank holding company for the Bank whereby all of the shareholders of the Bank would become shareholders of the one-bank holding company and agrees that the formation of such one-bank holding company will not be deemed a "change in control" of the Bank within the meaning of Section 5B of the Warrant Agreement.

         IN WITNESS WHEREOF, Commerce Bank/Harrisburg and Commerce Bancorp, Inc. have caused this Agreement to be duly executed as of the day and year first above written.

                                   COMMERCE BANK/HARRISBURG


                                   By:
                                      ---------------------------------
                                   Attest:
                                          -----------------------------

                                   COMMERCE BANCORP, INC.


                                   By:
                                      ---------------------------------
                                   Attest:
                                          -----------------------------

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